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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                                 June 11, 1996
                                Date of Report
                       (Date of earliest event reported)



                           SMITH INTERNATIONAL, INC.
            (Exact name of registrant as specified in its charter)





            Delaware                       1-8514               95-3822631
 (State or other jurisdiction of        (Commission         (I.R.S. Employer
 incorporation or organization)         File Number)        Identification No.)



                              16740 Hardy Street
                                Houston, Texas
                   (Address of principal executive offices)

                                     77032
                                  (Zip Code)


                                (713) 443-3370
             (Registrant's telephone number, including area code)






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     ITEM 2:  ACQUISITION OR DISPOSITION OF ASSETS

     On June 11, 1996, M-I Drilling Fluids L.L.C. ("M-I"), a 64% owned affiliate of Smith International Inc. (the "Registrant"), purchased Anchor Drilling Fluids A.S. ("Anchor") from Transocean A.S. ("Seller").

     M-I purchased Anchor for the cash sum of 695.75 million Norwegian kroner. The principal source of the funds was a loan made in the ordinary course of business. The Company entered into a five year term loan for 320.00 million Norwegian kroner with a bank group consisting of Texas Commerce Bank, ABN-Amro Bank, Den Norske Bank, Bank of America, First Interstate Bank, the Bank of New York, CORESTATES and Union Bank of California. The remainder of the funds came from a private placement made in the ordinary course of business through Principal Mutual and John Hancock. The terms of the purchase, including the purchase price, were negotiated on an arms-length basis between M-I and Seller.

     Anchor's assets include plant, equipment and property used, and which will continue to be used, in connection with manufacturing and marketing oil field drilling fluids and drilling fluid systems.


         ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial statements of businesses acquired.
                  The required financial statements are impracticable to provide at the date of this filing. The required information will be filed as soon as available, but not later than August 23, 1996.

         (b)      Pro forma financial information.
                  The required pro forma financial information is impracticable to provide at the date of this filing. The required information will be filed as soon as available, but not later than August 23, 1996.

         (c)      Exhibits.

         2.1 Plan of Acquisition, Reorganization, Arrangement, Liquidation, or Succession.

                  The exhibit filed with the Commission contains the material sections of the Purchase and Sale Agreement between M-I and the Seller as outlined in the Exhibit's Table of Contents. The Registrant will provide any additional information to the Commission upon request.




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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              SMITH INTERNATIONAL, INC.


                                 /s/ Neal S. Sutton
                              -----------------------
                              By:  Neal S. Sutton
                                   Senior Vice President - Administration,
                                   General Counsel and Secretary

Date: June 26, 1996



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                              INDEX TO EXHIBITS




2.1     --      Plan of Acquisition, Reorganization, Arrangement,
                Liquidation, or Succession.

                The exhibit filed with the Commission contains the material sections of the Purchase and Sale Agreement between M-I and the Seller as outlined in the Exhibit's Table of Contents. The Registrant will provide any additional information to the Commission upon request.